Exhibit 6

Certification required by Rule 13a-14(b) and Section 1350 of

Chapter 63 of Title 18 of the United States Code

Certification

In connection with the annual report of Husky Energy Inc. (the “Company”) on Form 40-F for the fiscal year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John C. S. Lau, President & Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN C. S. LAU

John C. S. Lau
President & Chief Executive Officer

Date: March 18, 2004